VANGUARD
EXPLORER FUND

Annual Report
October 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]


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[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

            John J. Brennan
            President

John C.  Bogle
Chairman

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS...................   1
THE MARKETS IN PERSPECTIVE......................   4
REPORT FROM THE ADVISERS........................   6
PORTFOLIO PROFILE...............................   8
PERFORMANCE SUMMARY.............................  10
FINANCIAL STATEMENTS............................  11
REPORT OF INDEPENDENT ACCOUNTANTS...............  22

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

The astounding bull market for stocks continued during the twelve months ended October 31, 1997, and Vanguard Explorer Fund rallied to earn a total return of +18.9% for the fiscal year. Our performance represented a big rebound from our loss of -6.0% during the first half of the year and was quite good on an absolute basis, but it was disappointing on a relative basis because it fell well short of the returns of our primary comparative benchmarks.

     The table at right compares Explorer Fund's total return (capital change plus reinvested dividends) for the twelve months with those of the Small Company Growth Fund Stock Index (based on the stock held by the nation's largest small-capitalization mutual funds) and the average small-cap growth mutual fund. The Fund's return is based on an increase in net asset value from $55.44 per share on October 31, 1996, to $62.31 per share on October 31, 1997, with the latter figure adjusted for our annual dividend of $0.27 per share from net investment income and distributions totaling $2.83 per share paid from net realized capital gains, both paid in December 1996. (We expect to make a distribution of about $5.88 per share from net realized capital gains to shareholders of record on December 18, 1997, with the distribution payable on December 24.)

---------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                         OCTOBER 31, 1997
---------------------------------------------------------
Vanguard Explorer Fund                        +18.9%
---------------------------------------------------------
Average Small-Cap Stock Fund                  +27.1%
---------------------------------------------------------
Small Company Growth Fund Stock Index*        +31.0%
---------------------------------------------------------

*Russell 2000 Index through May 1997; Small Company Growth Fund Stock Index thereafter.

FISCAL 1997 PERFORMANCE OVERVIEW

Despite taking a tumble in late October, the U.S. stock market posted banner gains for a third consecutive twelve-month period. Economic conditions during the fiscal year were almost picture-perfect for equity investors. Business activity and corporate profits continued to increase apace, yet inflation decelerated and long-term interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined 0.49 percentage point to 6.15%; short-term interest rates edged up just a bit. This positive interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. But after reaching an all-time high in early October, the stock market retreated late in the month, most notably with a -7% plunge on Monday, October 27. The market rallied strongly the next day, steadied through the rest of the week, and finished the fiscal year with gains of roughly 30%, as reflected in broad market averages. Despite the late-October downturn (of almost 11% from high to low), market indexes at fiscal year-end were near historical highs in relation to such fundamentals as dividends, earnings, and book values.

     A notable shift occurred during the year in the relative performance of large- and small-capitalization stocks. Large-cap stocks had left small-caps in the dust during the first half of the fiscal year, with the large-cap-dominated Standard & Poor's 500 Composite Stock Price Index rising +14.7%, while the Russell 2000 Index of small-cap stocks was up a mere +1.6%. We noted in our midyear report to shareholders that the valuations of small-cap stocks relative to large-cap stocks were at their lowest levels in 15 years, and we surmised that "the worst damage may have been done" to small-cap stocks. Events in the second half of the year justified our optimism: In a reversal of fortunes, the Russell 2000 Index returned +27.3% in the six months ended October 31, 1997, versus +15.2% for the S&P 500 Index. For the full year, the +29.3% return of the Russell 2000 was only modestly short of the +32.1% earned on the S&P 500. Although we claim no particular prescience on the subject, we note that it is not unusual for returns on the two groups of stocks to diverge and that, in the past at least, their long-term returns have tended to be similar. The second-half rally among small-cap stocks seemed to stem from two main beliefs: first, that these stocks offered good value relative to large ones and, second, that turmoil in foreign economies and currencies, especially in Asia, was less likely to affect earnings of small companies than those of large multinational enterprises.

     Vanguard Explorer Fund's performance was subpar--we trailed the average small-cap fund and the Small Company Growth Fund Stock Index by 8.2 and 12.1 percentage points, respectively. Our shortfall versus the Index and other small-cap funds was partly the result of poor stock selection, particularly among technology issues, by our advisers. We also lagged in financial-services stocks. In this top-performing sector, the return of our selections trailed the Index's return by 6 percentage points.

     As we told you in our report six months ago, we added two investment advisers to our multiadviser format, effective August 1, in order to maintain Explorer Fund's character as a small-cap growth portfolio as the Fund grows. The transfer of some of the Fund's assets to the new advisers--Chartwell Investment Partners and Vanguard Core Management Group--went smoothly. The table at left shows the distribution of Explorer's assets as of October 31.

-----------------------------------------------------------------
                                           TOTAL ASSETS MANAGED
                                         ------------------------
                                         $ MILLION        PERCENT
-----------------------------------------------------------------
Granahan Investment Management, Inc.       $1,214           47%
Wellington Management Company, LLP            758           30
Chartwell Investment Partners                 224            9
Vanguard Core Management Group                223            9
Cash Reserve*                                 131            5
-----------------------------------------------------------------
Total                                      $2,550          100%
-----------------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.

     We believe that the additions to our lineup of advisers give us the opportunity to improve our long-term performance relative to our comparative benchmarks.

LONG-TERM PERFORMANCE OVERVIEW

Vanguard Explorer Fund's record for the past decade, while solid on an absolute basis, trailed the returns of our comparative benchmarks, as the table below shows. Our average annual return was a bit behind that of our unmanaged Index benchmark, but a full 2 percentage points behind the return of the average small-cap growth fund.

---------------------------------------------------------------
                                        TOTAL RETURNS
                                10 YEARS ENDED OCTOBER 31, 1997
                                -------------------------------
                                   AVERAGE    FINAL VALUE OF
                                    ANNUAL      A $10,000
                                     RATE   INITIAL INVESTMENT
---------------------------------------------------------------
Vanguard Explorer Fund              +15.7%       $43,110
---------------------------------------------------------------
Average Small-Cap Growth Fund       +17.7%       $51,090
---------------------------------------------------------------
Small Company Growth Fund
 Stock Index*                       +16.0%       $44,264
---------------------------------------------------------------

*Russell 2000 Index through May 1997; Small Company Growth Fund Stock Index thereafter.

     As we have said in past reports, we believe that a more relevant comparison is our record since adopting a multimanager strategy on February 28, 1990. From that date through October 31, 1997, our annual return of +16.8% was a bit superior to the return of +16.2% on the benchmark Index but still slightly behind the +18.0% earned by the average small-cap growth fund.

     We caution that the past performance of Explorer Fund and its comparative benchmarks is no indication of future returns. The returns on U.S. stocks over the past decade--indeed, the past 15 years--have been extraordinarily high. The absolute returns earned in coming years will almost certainly be less generous than those from the recent past. That said, however, we are confident that Explorer Fund can substantially improve its performance relative to its peers and its benchmark index.

IN SUMMARY

After a year in which the stock market provided a return equivalent to almost three years' worth of those produced at its long-term average of nearly 11% annually, investors have every reason to be thankful for the market's bounty. But the recent market volatility--punctuated by October's sudden slide--should make investors mindful of the risks of investing in stocks. The danger of the breathtaking bull market in U.S. stocks, now in its 16th year, is that it may have dulled investors' awareness of the fact that sudden and sharp declines in prices are a permanent, if unpredictable, feature of the market.

     Nevertheless, the greatest investment risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced portfolio of stocks, bonds, and reserves appropriate to your objectives, time horizon, and financial situation. With such a program in place, you should be prepared to "stay the course" toward your investment goals.



/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Chairman of the Board                                President

November 18, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

     Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

------------------------------------------------------------------------------------
                                                     AVERAGE ANNUALIZED RETURNS
                                                   PERIODS ENDED OCTOBER 31, 1997
                                                ------------------------------------
                                                1 YEAR           3 YEARS     5 YEARS
------------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                  32.1%            27.5%       19.9%
  Russell 2000 Index                             29.3             21.3        18.7
  MSCI EAFE Index                                 4.9              5.1        12.1
------------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                     8.9%            10.1%        7.5%
  Lehman 10-Year Municipal Bond Index             8.7              9.4         7.8
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                      5.2              5.4         4.6
------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                            2.1%             2.6%        2.6%
------------------------------------------------------------------------------------

     While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

[PHOTO]

REPORT FROM THE ADVISERS

Small-capitalization stocks returned to favor in the second half of Vanguard Explorer Fund's fiscal year ended October 31, 1997. As a result, the Fund provided a 26.5% second-half return and a total return of 18.9% for the full 12-month period.

     Among the Fund's strongest performers during the fiscal year were energy-related stocks, which provided a 65% return; financial-services stocks, which returned 35% as a group; and health-care stocks, which earned about 30% for the Fund. The worst-performing sector among our major concentrations was technology, where our holdings broke even for the year. Further details on the performance of Explorer Fund are provided in the Message To Shareholders, beginning on page 1.

THE ENVIRONMENT FOR SMALL-CAP STOCKS

The economic and market conditions for small-cap stocks continue to be, in a word, superb. The combination of solid economic growth, low interest rates, and low inflation is an ideal backdrop for our companies. Most earnings surprises among the companies owned by the Fund have been on the upside. What's more, we continue to find stocks that are attractively priced and that are good candidates for the Fund.

     The international economic and currency turmoil that has been especially severe in Southeast Asia has indirectly benefited small-cap stocks versus their large-cap cousins. This is because of a classic distinction between small- and large-cap stocks: Large-cap companies, many of which garner a significant portion of their revenue and profits from overseas operations, are much more sensitive than small-caps to changes in the value of the U.S. dollar versus other currencies. Big companies benefited more than small companies in recent years from a generally weak U.S. dollar, which makes U.S.-made products cheaper abroad and raises the cost of foreign-made products that compete with U.S. companies at home. Now that several Asian currencies (notably the Thai baht, the Malaysian ringgit, the Indonesian rupiah, and the Korean won) have fallen sharply in value against the U.S. dollar, large companies are expected to be hit harder by sales slumps abroad and by increased competition from lower-cost imports to the United States.

CHANGES IN THE FUND'S HOLDINGS

Additions to the Fund during the past year included: several regional brokerage firms, such as McDonald & Co. Investments, Piper Jaffray, and Raymond James Financial, which have sound franchises and were added at attractive price/earnings ratios; energy service and transportation companies, such as Hvide Marine, Halter Marine, and SEACOR, which are benefiting from increased drilling activity, especially in the Gulf of Mexico; industry consolidators, such as Service Experts, that are combining operations in fragmented businesses; and telecommunications service providers, such as McLeodUSA, NTL, and EchoStar Communications, that are benefiting from the deregulation of the telephone business.

     We slightly reduced the proportion of health-care stocks in the Fund during the year, partly because some of our holdings were acquired by other companies. However, among the stocks new to the Fund's top ten holdings since last year are three health-care firms: Sofamor Danek, which makes devices for treating spinal ailments and injuries; Sybron International, which makes laboratory and dental products; and MedPartners, the largest physician practice management company, which is being acquired by a competitor, PhyCor (also among our holdings).

     Also new to our "top ten" are Investment Technology Group, which provides computerized trading and research services to brokers and investors; Noble Drilling, which does contract petroleum drilling; and two computer software companies, Structural Dynamics Research and Boole & Babbage.

OUR NEW ADVISERS

As announced six months ago in the report to shareholders, Chartwell Investment Partners and Vanguard Core Management Group have now joined Wellington Management Company and Granahan Investment Management to help manage Explorer Fund's assets. Although all four advisers share the same objective of long-term capital appreciation through investments in small-capitalization growth stocks, each oversees its portion of the Fund's assets independently. Brief descriptions of the investment strategies employed by our two new advisers follow.

     Vanguard Core Management Group uses its computer programs to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to those of the nation's largest small-cap mutual funds.

     Chartwell Investment Partners uses in-depth, company-by-company research to select stocks of small companies that demonstrate not only strong growth in earnings but the ability to continually improve their capabilities, competitive positions, products and services, and customer bases. Chartwell's portion of the Fund currently reflects several investment themes, including:

- The outsourcing trend among businesses, which creates opportunities for temporary-service, data processing, and equipment rental companies.

- Increasing traffic for airlines, which is a boon to aircraft maintenance firms and parts suppliers.

- Cost-cutting pressure in the health-care arena, which benefits companies that can help reduce costs of providing care.

- Technology companies that are somewhat insulated from cyclical forces, such as those involved in speech recognition, high-frequency semiconductors, and increasing telecommunications bandwidth.

LOOKING AHEAD

We believe that small-capitalization stocks remain undervalued in relation to large-cap stocks. Further, we believe that your Fund is well-positioned to take advantage of the values to be found among small-cap stocks. The portfolio, which comprises investments in more than 500 companies, is widely diversified and well-balanced. We look forward to reporting to you six months from now on the results from the first half of fiscal 1998.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Chartwell Investment Partners
Vanguard Core Management Group

November 19, 1997

INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.

[PHOTO]

PORTFOLIO PROFILE
EXPLORER FUND

This Profile provides a snapshot of the Fund's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------
                             EXPLORER      RUSSELL 2000
-------------------------------------------------------
Number of Stocks                 541          1,933
Median Market Cap              $0.7B          $0.7B
Price/Earnings Ratio           22.7x          20.7x
Price/Book Ratio               3.63x           2.8x
Yield                           0.4%           1.3%
Return on Equity               17.4%          13.1%
Earnings Growth Rate           15.4%          14.7%
Foreign Holdings                2.3%             0%
Turnover Rate                    84%             --
Expense Ratio                  0.62%             --
Cash Reserves                  10.3%             --


VOLATILITY MEASURES
-------------------------------------------------------
                           EQUITY INCOME      S&P 500
-------------------------------------------------------
R-Squared                       0.37           1.00
Beta                            0.72           1.00

INVESTMENT FOCUS
-------------------------------------------------------

[GRAPHIC]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
Sofamor Danek Group, Inc.                  1.0%
Air Express International Corp.            1.0
Interra Financial, Inc.                    0.9
Valmont Industries, Inc.                   0.9
Investment Technology Group, Inc.          0.9
Sybron International Corp.                 0.9
Structural Dynamics Research Corp.         0.8
Noble Drilling Corp.                       0.8
MedPartners, Inc.                          0.8
Boole & Babbage Inc.                       0.8
-----------------------------------------------
Top Ten                                    8.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------
                                    OCTOBER 31, 1996        OCTOBER 31, 1997
                                    -------------------------------------------
                                        EXPLORER         EXPLORER  RUSSELL 2000
                                    -------------------------------------------
Auto & Transportation............          7.0%             7.4%        4.2%
Consumer Discretionary...........         18.6             17.9        16.3
Consumer Staples.................          2.1              1.6         2.8
Financial Services...............         14.3             14.9        23.9
Health Care......................         19.7             17.6        10.1
Integrated Oils..................          0.0              0.0         0.5
Other Energy.....................          4.4              4.9         4.3
Materials & Processing...........          3.3              4.5         9.6
Producer Durables................          9.3              7.4         8.0
Technology.......................         17.8             19.8        12.3
Utilities........................          3.0              2.8         6.8
Other............................          0.5              1.2         1.2
-------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held as collateral for futures contracts.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).


MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

[PHOTO]

PERFORMANCE SUMMARY
EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
---------------------------------------------------------
                     EXPLORER FUND          SMALL COMPANY
                                                INDEX*
FISCAL      CAPITAL     INCOME     TOTAL        TOTAL
YEAR        RETURN      RETURN     RETURN       RETURN
---------------------------------------------------------
1978         26.0%       0.1%       26.1%        6.3%
1979         30.6        1.9        32.5        15.3
1980         60.7        2.3        63.0        55.3
1981          8.5        1.1         9.6         4.1
1982         20.5        2.2        22.7        14.8
1983         35.2        1.0        36.2        38.3
1984        -15.3        1.4       -13.9        -3.2
1985          5.4        1.4         6.8        15.8
1986          1.0        1.0         2.0        22.2
1987        -11.5        0.1       -11.4       -13.6
1988         28.2        0.5        28.7        27.1
1989          9.8        1.2        11.0        15.6
1990        -23.9        1.0       -22.9       -27.3
1991         62.5        2.1        64.6        58.6
1992         12.2        0.8        13.0         9.5
1993         21.9        0.4        22.3        32.4
1994          4.2        0.3         4.5        -0.3
1995         17.0        0.5        17.5        18.3
1996         17.4        0.6        18.0        16.6
1997         18.4        0.5        18.9        31.0
---------------------------------------------------------

        *S&P 500 Index through 1979; Russell 2000 Index from 1980 through May 1997; Small Company Growth Fund Stock Index thereafter.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
------------------------------------------------------------------
                                                         SMALL
                                      AVERAGE           COMPANY
                                   SMALL-COMPANY      GROWTH FUND
                EXPLORER FUND    GROWTH STOCK FUND    STOCK INDEX*
1987       10       10000              10000             10000
1988       01       10701              10596             10668
1988       04       12525              12035             12450
1988       07       12938              12404             12852
1988       10       12873              12237             12711
1989       01       13321              13101             13339
1989       04       14055              14150             14353
1989       07       14580              15135             15198
1989       10       14282              15088             14691       MULTI-MANAGER
1990       01       13063              14017             13547       APPROACH ADOPTED
1990       04       13564              14771             14041
1990       07       14640              15688             14414
1990       10       11009              12118             10681
1991       01       13815              14988             13024
1991       04       16183              17216             15461
1991       07       16819              18026             15794
1991       10       18126              19472             16941
1992       01       20960              21768             18865
1992       04       19188              20384             18100
1992       07       19029              20172             18087
1992       10       20474              20916             18547
1993       01       22591              23798             21362
1993       04       21348              22968             20954
1993       07       22687              24502             22320
1993       10       25035              26827             24558
1994       01       26266              27830             25339
1994       04       25032              26314             24059
1994       07       24099              25214             23364
1994       10       26158              27296             24482
1995       01       25712              26535             23817
1995       04       27427              28726             25795
1995       07       30479              33245             29189
1995       10       30726              33438             28969
1996       01       32442              35000             30949
1996       04       36907              40270             34304
1996       07       33710              36896             31206
1996       10       36247              40305             33779
1997       01       37637              43175             36814
1997       04       34074              38944             34321
1997       07       41332              48948             42185
1997       10       43110              51090             44264

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1997
                                                ----------------------------------    FINAL VALUE OF A
                                                1 YEAR       5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Explorer Fund                                    18.93%       16.06%       15.73%         $43,110
Average Small-Company Growth Stock Fund          27.05        19.69        17.72           51,090
Small Company Growth Fund Stock Index*           31.04        19.00        16.04           44,264

* Russell 2000 Index through May 1997; Small Company Growth Fund Index thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------
                                                                             10 YEARS
                    INCEPTION                                    --------------------------------
                       DATE             1 YEAR       5 YEARS     CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------
Explorer Fund       12/11/1967          22.01%       18.61%       11.76%       0.75%       12.51%

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
OCTOBER 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EXPLORER FUND                                           SHARES              (000)
---------------------------------------------------------------------------------
COMMON STOCKS (89.1%)
---------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.6%)
        AAR Corp.                                      140,900         $    5,046
        Air Express International Corp.                830,275             24,908
        Airborne Freight Corp.                          17,600              1,115
-       Atlas Air, Inc.                                 13,200                365
        Borg-Warner Automotive, Inc.                    12,000                654
-       C.H. Robinson Worldwide, Inc.                  181,000              3,982
-       Coach USA, Inc.                                 23,200                690
        Coachmen Industries, Inc.                      436,000              8,665
        ComAir Holdings, Inc.                           10,600                390
        Expeditors International of
          Washington, Inc.                             214,200              7,738
-       Halter Marine Group, Inc.                      202,000             10,567
-       Heartland Express, Inc.                        669,233             17,735
-       Hvide Marine, Inc. Class A                     403,900             13,278
-       Kirby Corp.                                    633,800             12,518
-       Landstar System                                 25,900                647
-       M.S. Carriers Inc.                             355,000              8,875
-       Mark VII, Inc.                                  75,800              2,321
-(1)    Midwest Express Holdings, Inc.                 486,000             15,613
-       Miller Industries, Inc.                         46,800                474
-       Monaco Coach Corp.                               3,200                 75
-       National R. V. Holdings, Inc.                   21,300                498
-       Old Dominion Freight Line, Inc.                  8,600                126
-       O'Reilly Automotive, Inc.                       23,100                560
        Petroleum Helicopters, Inc.                     25,800                593
        Pittston Burlington Group                       31,200                848
-       RailTex, Inc.                                  400,000              6,400
-       Simon Transportation
          Services, Inc.                               216,500              4,817
-       Swift Transportation Co., Inc.                 309,800              9,836
        Werner Enterprises, Inc.                       300,000              7,200
-       Wisconsin Central
          Transportation Corp.                          32,900              1,012
        Wynn's International, Inc.                       6,800                231
                                                                       ----------
                                                                          167,777
                                                                       ----------
CONSUMER DISCRETIONARY (16.0%)
-       ACNielson Corp.                                 32,100                734
-       ADVO, Inc.                                      11,400                256
-       APAC Teleservices, Inc.                         28,300                386
-       Alternative Resources Corp.                    188,800              4,531
-       AnnTaylor Stores Corp.                          66,000                945
-       BT Office Products
          International, Inc.                           82,500                897
        BeautiControl Cosmetics                         58,800                481
        Blair Corp.                                     21,800                392
-       Boise Cascade Office
          Products Corp.                                37,100                705
-       Borg-Warner Security Corp.                     167,400              2,835
-       Boston Chicken, Inc.                            54,000                483
-       Brinker International, Inc.                     46,900                657
-       Budget Group, Inc.                              28,800              1,008
        CKE Restaurants Inc.                            29,500              1,178
        Callaway Golf Co.                              305,000              9,836
-       CapStar Hotel Co.                              110,000              3,898
-       Caribiner International, Inc.                   20,900                937
-       Carmike Cinemas, Inc. Class A                  300,000              9,750
-       Catalina Marketing Corp.                         6,000                274
        Cato Corp. Class A                              42,900                367
-       Central Garden and Pet Co.                     179,100              4,612
-       The Cheesecake Factory                           7,300                227
-       Circuit City Stores, Inc.-
          CarMax Group                                  46,600                647
-       Circus Circus Enterprises Inc.                  40,800                908
        Claire's Stores, Inc.                          630,000             13,939

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EXPLORER FUND                                           SHARES              (000)
---------------------------------------------------------------------------------
-       Claremont Technology Group, Inc.                45,300         $      985
-       Cole National Corp. Class A                      8,000                339
-       Kenneth Cole Productions, Inc.                  62,400                858
-       Computer Learning Centers, Inc.                  9,660                437
        Computer Task Group, Inc.                       11,400                322
-       Consolidated Graphics, Inc.                     25,500              1,323
-       Copart, Inc.                                    11,200                193
        Crown Crafts, Inc.                              54,500                814
-       Daisytek International Corp.                    13,800                526
-       Dave & Busters                                  84,300              2,213
-       dELiA*s Inc.                                   191,800              3,836
-       Discount Auto Parts Inc.                        23,600                494
-       The Dress Barn, Inc.                           628,600             15,636
-       Eastern Environmental
          Services, Inc.                               117,900              2,947
-       Education Management Corp.                      29,500                752
-       Electronic Arts Inc.                           250,000              8,437
        Ethan Allen Interiors, Inc.                     18,300                649
-       Extended Stay America, Inc.                    432,400              5,675
-       Family Golf Centers, Inc.                      100,000              2,662
        Food Lion Inc. Class A                          85,800                665
-       Footstar Inc.                                   32,100                873
        Fred's, Inc.                                    29,300                641
-       GT Interactive Software Corp.                1,207,800             11,776
-       Gaylord Entertainment Co.
          Class A                                       11,266                325
-       General Nutrition Cos., Inc.                   240,100              7,503
        Gray Communications Systems,
          Inc. Class B                                   1,000                 25
-       Gymboree Corp.                                  37,900                914
-       HSN, Inc.                                      169,900              6,796
        Hancock Fabrics, Inc.                            2,000                 27
        Harte-Hanks Communications Co.                  29,700              1,032
-       Hearst-Argyle Television, Inc.                   2,804                 79
        Hertz Corp. Class A                             22,600                781
-       Tommy Hilfiger Corp.                            26,600              1,052
-       ITI Technologies, Inc.                         344,000              8,729
-       Interim Services, Inc.                          26,000                681
        International Speedway Corp.                    24,400                512
        King World Productions, Inc.                    65,100              3,076
-       Landry's Seafood Restaurants, Inc.              31,000                852
-       Learning Tree International, Inc.                8,600                298
-       Linens 'n Things, Inc.                         190,300              6,839
-       LodgeNet Entertainment Corp.                   390,000              5,167
-       Mail-Well, Inc.                                 22,300                772
(1)     Marcus Corp.                                   646,200             18,094
        The McGraw-Hill Cos., Inc.                       4,000                262
-       Metro One
          Telecommunications, Inc.                      54,700                499
-       Metro Networks, Inc.                            32,900              1,012
-       Metzler Group, Inc.                            100,000              3,850
-       Fred Meyer, Inc.                                30,800                880
-       Mortons Restaurant Group                        97,200              2,102
-       NCO Group, Inc.                                 11,900                425
-       Nautica Enterprises Inc.                       585,000             15,539
        Norrell Corp.                                   27,600                804
-       The North Face, Inc.                           300,000              7,050
-       Nu Skin Asia Pacific Inc.                       15,500                293
-       Object Design, Inc.                            595,000              6,396
        Oneida Ltd.                                    116,500              3,976
-       O'Sullivan Industries Holdings, Inc.            50,000                694
-       PalEx, Inc.                                     19,000                252
-       Penske Motorsports, Inc.                        15,900                469
-       Personnel Group of America, Inc.               139,000              4,822
        Pier 1 Imports Inc.                             41,300                754
-       Piercing Pagoda, Inc.                            6,800                170
        Pittston Brink's Group                          26,400                954
-       Plantronics, Inc.                              136,600              5,037
-       Playboy Enterprises Inc. Class B               677,800              9,362
-       Play-By-Play Toys &
          Novelties, Inc.                              174,700              3,625
-       Premier Parks Inc.                              70,300              2,777
-       Primadonna Resorts, Inc.                       373,000              6,527
-       Prime Hospitality Corp.                        595,000             12,123
-       QuickResponse Services, Inc.                   271,600              8,759
-       Rainforest Cafe, Inc.                           15,200                517
-       Rent-Way, Inc.                                 205,800              3,730
-       Rental Service Corp.                           101,800              2,723
-       Renters Choice, Inc.                           749,300             16,391
-(1)    Rex Stores Corp.                               464,000              5,365
        The Rival Co.                                   13,000                197
-       Rockshox, Inc.                                 385,000              3,465
-       Romac International, Inc.                       56,000              1,120
        Ross Stores, Inc.                               28,500              1,065
        St. John Knits, Inc.                           202,200              8,126
-       Samsonite Corp.                                 23,600              1,086
        Sbarro, Inc.                                    13,100                346
-       Scholastic Corp.                               149,900              5,921
-       Sonic Corp.                                    498,500             12,836
-       Stage Stores, Inc.                               9,700                349
        Sturm, Ruger & Co., Inc.                       246,000              4,628
-       Sun International Hotels Ltd.                  109,300              3,935
-       Sunglass Hut International, Inc.                 9,700                 76
        TJX Cos., Inc.                                   5,900                175
-       Tefron Ltd.                                    238,500              4,576
-       TETRA Technologies, Inc.                       300,000              6,919
-       ThermoLase Corp.                                42,700                665
        Tiffany & Co.                                   24,600                972
-       U.S. Rentals, Inc.                              50,000              1,219
-       Universal Outdoor Holdings, Inc.                32,000              1,344
-       Urban Outfitters, Inc.                         706,500             11,746
-       Vail Resorts Inc.                               49,800              1,385
-       Vistana, Inc.                                  408,000              9,180
-       WMS Industries, Inc.                           101,300              2,463
-       Wackenhut Corrections Corp.                     20,000                575
        The Warnaco Group, Inc. Class A                250,000              7,062
-       Waste Industries, Inc.                          13,500                283
                                                                       ----------
                                                                          407,343
                                                                       ----------
CONSUMER STAPLES (1.5%)
        Casey's General Stores                           5,000                119
-       Consolidated Cigar Holdings Inc.
          Class A                                      170,500              6,692
        McCormick & Co., Inc.                          112,300              2,807
-       Robert Mondavi Corp. Class A                   250,000             12,687
-       Quality Food Centers Inc.                       21,000              1,000
-       Ralcorp Holdings, Inc.                          53,600                995
-       Suiza Foods Corp.                               24,300              1,224
-       Whole Foods Market, Inc.                       300,000             11,625
                                                                       ----------
                                                                           37,149
                                                                       ----------
FINANCIAL SERVICES (13.3%)

        Advest Group, Inc.                              28,100                643
-       Advent Software, Inc.                          337,500              8,374
-       Affiliated Computer Services, Inc.
          Class A                                      248,900              6,254

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
----------------------------------------------------------------------------------
        AmerUs Life Holdings, Inc.                       6,100         $      186
        AmVestors Financial Corp.                       35,100                706
-       BISYS Group, Inc.                              463,300             14,362
        Banco Latinoamericano de
          Exportaciones, SA                              5,000                199
-       Banctec, Inc.                                   33,100                757
-       Billing Information Concepts                    23,300                897
        Charter One Financial                           12,495                725
        City National Corp.                             30,900                929
-       Cityscape Financial Corp.                       23,100                 33
-       Columbia Banking System, Inc.                   18,300                467
        Comdisco, Inc.                                 460,000             14,519
-       Concord EFS, Inc.                              418,000             12,383
-       Credit Acceptance Corp.                          7,800                 43
-       DST Systems, Inc.                              280,000              9,887
-       Data Transmission Network Corp.                  9,600                259
-       E*TRADE Group, Inc.                            206,300              6,344
-       Envoy Corp.                                     10,300                286
        Equity Inns, Inc. REIT                          55,600                876
-       Farm Family Holdings, Inc.                      14,800                459
        Felcor Suite Hotels, Inc. REIT                   7,900                289
        Fidelity National Financial, Inc.              350,000              7,613
        FINOVA Group, Inc.                              26,000              1,142
-       First Alliance Corp.                            71,700              2,348
-       First Federal Financial Corp.                  395,000             13,825
        First Mutual Bancorp, Inc.                      46,400                858
-       FIRSTPLUS Financial Group, Inc.                 28,700              1,575
        Franklin Bank N.A.                              16,400                254
        Frontier Insurance Group, Inc.                 163,400              5,505
        HUBCO, Inc.                                     22,000                765
        Hartford Life, Inc.                             82,300              3,040
        Jack Henry & Associates                         27,800                709
        Household International, Inc.                      755                 86
        ING Groep NV ADR                                 3,768                157
-       ITLA Capital Corp.                              41,400                828
        Interpool, Inc.                                  8,500                136
        Interra Financial, Inc.                        420,800             23,197
-       Investment Technology
          Group, Inc.                                  786,000             22,204
        Investors Financial Services Corp.
          Class A                                       12,700                533
        Jefferies Group, Inc.                           75,100              4,975
        John Alden Financial Corp.                      33,100                908
        Lawyers Title Insurance Corp.                   26,500                841
        Legg Mason Inc.                                273,733             13,430
        Long Island Bancorp, Inc.                      167,900              7,472
        MMI Cos., Inc.                                  13,600                339
        Magna Group                                     21,700                857
        Manufactured Home
          Communities, Inc. REIT                       599,250             14,981
        McDonald & Co. Investments                     260,000              6,354
(1)     McGrath RentCorp                               785,000             18,742
        The Money Store                                150,400              4,268
        NAC Re Corp.                                   273,800             12,184
-       National Western Life
          Insurance Co. Class A                          2,800                277
        Omega Healthcare Investors, Inc.
          REIT                                          24,900                896
        Patriot American Hospitality, Inc.
          REIT                                         149,700              4,940
        Peoples Bank of Bridgeport                     375,000             12,281
        Peoples Heritage Financial
          Group Inc.                                   200,000              7,800
-       Philadelphia Consolidated
          Holding Corp.                                  5,200                191
        Phoenix Duff & Phelps Corp.                    121,700                860
        Piper Jaffray Cos., Inc.                       208,900              5,236
-       Policy Management Systems
          Corp.                                        200,000             12,250
        Raymond James Financial, Inc.                  295,500              8,865
        Reinsurance Group of
          America, Inc.                                112,500              4,409
        Resource Bancshares
          Mortgage Group, Inc.                         410,000              5,330
-       SPS Transaction Services                        25,100                532
-       Silicon Valley Bancshares                        4,100                221
-       Southwest Bancorporation of
          Texas, Inc.                                   23,300                687
        Stifel Financial Corp.                          64,200                863
        Student Loan Corp.                              18,300                900
        Sun Communities, Inc. REIT                     495,000             17,263
-       UICI                                            44,600              1,477
        WestAmerica Bancorporation                       2,500                218
        Westcorp, Inc.                                 154,300              2,864
                                                                       -----------
                                                                          338,363
                                                                       -----------
HEALTH CARE (15.7%)
-       Advanced Magnetics, Inc.                       191,800              1,774
-       Agouron Pharmaceuticals, Inc.                   34,000              1,547
-       Alliance Pharmaceutical Corp.                  600,000              5,925
-       American HomePatient, Inc.                      44,300              1,130
-       American Retirement Corp.                      215,300              4,185
-       Amylin Pharmaceuticals, Inc.                   700,000              5,863
-       Angeion Corp.                                  250,000                969
-       Apria Healthcare                                29,300                445
        Arrow International, Inc.                      384,500             13,457
-       Atria Communities, Inc.                        462,800              7,521
        Ballard Medical Products                       866,100             19,541
-       Bio-Rad Laboratories, Inc.
          Class A                                      352,250              8,718
-       Calypte Biomedical Corp.                        43,300                217
-       Capstone Pharmacy
          Services, Inc.                               492,700              5,235
-       Cell Genesys, Inc.                             700,000              6,781
-       Cohr, Inc.                                     258,000              2,677
-       Concentra Managed Care, Inc.                    22,200                721
-       Coventry Corp.                                  48,000                669
-       Creative Biomolecules, Inc.                    833,000              7,497
-       Cytotherapeutics, Inc.                         343,000              1,801
-       Cytyc Corp.                                    110,200              2,590
        DENTSPLY International Inc.                    512,500             14,542
-       FPA Medical Management, Inc.                   268,200              6,470
-       Genesis Health Ventures Inc.                   336,600              8,247
-       Genome Therapeutics Corp.                      600,600              5,030
-       Genzyme Corp.                                  368,800             10,050
-       Gilead Sciences, Inc.                           23,800                806
-       GranCare Inc.                                   56,500                636
-       Guilford Pharmaceuticals, Inc.                  33,300                799
-       HCIA, Inc.                                     155,800              1,928
-       Haemonetics Corp.                              479,400              7,251
-       Harborside Healthcare Corp.                    274,000              5,000
-       HEALTHSOUTH Corp.                              121,400              3,103
-       Health Management Associates
          Class A                                      182,800              4,456

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EXPLORER FUND                                           SHARES              (000)
----------------------------------------------------------------------------------
-       Healthdyne Technologies, Inc.                  250,000         $    4,938
-       Hologic, Inc.                                   33,800                849
        ICN Pharmaceuticals, Inc.                       30,400              1,463
-       IDX Systems Corp.                              250,000              8,437
-       Inhale Therapeutic Systems                      22,400                610
        Integrated Health Services, Inc.                19,100                606
        Jones Medical Industries, Inc.                  36,100              1,078
        Kinetic Concepts, Inc.                         385,300              7,273
-       Ligand Pharmaceuticals Class B                 350,000              5,119
-       MIM Corp.                                       65,800                362
-       Magainin Pharmaceuticals, Inc.                 559,630              4,687
-       Magellan Health Services, Inc.                 600,400             17,299
-       Marquette Medical Systems Inc.                  28,300                722
-       Matria Healthcare, Inc.                      1,100,000              6,738
        McKesson Corp.                                 160,000             17,170
-       Medicis Pharmaceutical Corp.                    29,600              1,406
-       MedPartners, Inc.                              837,300             21,299
-       Mid Atlantic Medical
          Services, Inc.                                60,000                874
        Minntech Corp.                                  73,400                817
-       NABI                                           551,225              2,549
-       NaPro BioTherapeutics, Inc.                     18,200                132
        Olsten Corp.                                    37,800                576
-       PathoGenesis Corp.                             368,000             13,018
-       Patterson Dental Co.                           414,250             16,570
-       Pediatrix Medical Group, Inc.                   25,800              1,090
-       PhyCor, Inc.                                   166,000              3,808
-       Renal Care Group, Inc.                          35,400              1,168
-       Res-Care, Inc.                                  10,400                250
-       Safeskin Corp.                                  14,800                668
-       Sangstat Medical Corp.                          36,900              1,125
-       Henry Schein, Inc.                              38,200              1,237
-       R. P. Scherer Corp.                             15,300                901
-       Schick Technologies, Inc.                      117,500              2,526
-       Sierra Health Services                          19,800                731
-       Sofamor Danek Group, Inc.                      371,300             25,573
-       Spine-Tech, Inc.                                20,100                623
-       STERIS Corp.                                    27,200              1,071
-       Suburban Ostomy Supply Co., Inc.                49,600                533
-       Sunrise Assisted Living, Inc.                  136,100              4,985
-       Sybron International Corp.                     550,000             22,069
-       TheraTech, Inc.                                554,000              5,679
-       United Payors & United
          Providers, Inc.                              300,000              5,400
-       Universal Health Services
          Class B                                       33,400              1,472
-       Vencor, Inc.                                   411,400             11,108
-       Vista Medical Technologies, Inc.               202,700              2,534
-       Wellpoint Health Networks Inc.
          Class A                                       80,000              3,660
                                                                       -----------
                                                                          400,384
                                                                       -----------
INTEGRATED OILS
        Giant Industries, Inc.                          11,000                197
-       Seagull Energy Corp.                            38,000                929
                                                                       -----------
                                                                            1,126
                                                                       -----------
OTHER ENERGY (4.4%)
-       American Oilfield Divers, Inc.                 245,000              4,042
-       Barrett Resources Corp.                          4,600                162
-       Benton Oil & Gas Co.                            21,100                425
-       Chieftain International, Inc.                  217,000              5,317
        Devon Energy Corp.                              27,300              1,222
-       EVI Inc.                                       105,800              6,791
-       Enserch Exploration, Inc.                       90,020                810
-       Evergreen Resources, Inc.                       33,900                593
-       Falcon Drilling Co., Inc.                      357,700             13,011
-       Global Industries Ltd.                          95,000              1,900
        ICO, Inc.                                       82,400                597
-       Input/Output, Inc.                             300,000              8,044
-       Marine Drilling Co., Inc.                       47,000              1,389
-       Noble Drilling Corp.                           600,000             21,337
-       Patterson Energy, Inc.                          12,900                719
-       Precision Drilling Corp.                       221,500              6,811
-       Pride International Inc.                        22,900                756
-       SEACOR SMIT Inc.                               200,000             13,025
-       Smith International, Inc.                      117,100              8,929
-       Stolt Comex Seaway SA                            6,800                406
-       Trico Marine Services, Inc.                    384,900             14,145
-       Varco International, Inc.                       23,900              1,456
                                                                       -----------
                                                                          111,887
                                                                       -----------
MATERIALS & PROCESSING (4.0%)
-       ABT Building Products Corp.                     40,500                719
-       Airgas, Inc.                                    51,700                805
-       ArQule, Inc.                                    37,900                805
-       Avatar Holding, Inc.                            10,500                320
        BMC Industries, Inc.                           292,500              9,415
-       The Carbide/Graphite Group, Inc.                31,000              1,100
        Culp, Inc.                                      26,000                494
        Elcor Corp.                                    186,000              6,801
-       Fairfield Communities, Inc.                    195,000              8,568
-       Kaynar Technologies Inc.                       136,100              3,947
        Lindberg Corp.                                  32,200                459
-       Lydall, Inc.                                   479,800              9,836
        Minerals Technologies, Inc.                     10,800                447
-       Mohawk Industries, Inc.                         23,000                701
        Mosinee Paper Corp.                             28,100                780
        Northland Cranberries, Inc.                     35,900                547
        OM Group, Inc.                                  47,400              1,789
-       Service Experts Inc.                           707,800             17,695
-       Shaw Group, Inc.                               501,200             10,463
        Spartech Corp.                                  10,000                159
-       Steel Dynamics, Inc.                            36,100                754
-       Triangle Pacific Corp.                          24,200                783
        UNR Industries, Inc.                           584,500              2,922
-       United States Can Co.                           29,300                472
        Valmont Industries, Inc.                       979,000             22,272
                                                                       -----------
                                                                          103,053
                                                                       -----------
PRODUCER DURABLES (6.6%)
-       Allied Waste Industries, Inc.                  373,200              7,557
-       Alpine Group, Inc.                              55,600                817
-       American Homestar Corp.                        313,100              7,045
-       American Power
          Conversion Corp.                             667,700             17,944
-       Antec Corp.                                     10,400                164
        Applied Power, Inc.                            293,600             18,166
-       Brooks Automation, Inc.                         23,900                529
-       The Cherry Corp. Class A                       454,500              7,016
-       Continental Circuits Corp.                      14,300                247
-       Culligan Water Technologies                     24,900              1,061
-       Cuno Inc.                                      390,800              6,644
-       Cymer, Inc.                                     48,300              1,105
-       Dionex Corp.                                   250,000             12,187
        Donaldson Co., Inc.                            270,000             13,669

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                        SHARES              (000)
----------------------------------------------------------------------------------
-       Dynatech Corp.                                  22,000         $      751
        EG&G, Inc.                                      34,000                703
-       Electro Scientific Industries, Inc.              9,800                470
-       GTS Duratek, Inc.                               16,000                212
-       Gulfstream Aerospace Corp.                     300,000              8,700
-       Interdigital Communications Corp.              128,400                642
-       Kellstrom Industries, Inc.                     265,400              5,573
-       Knoll, Inc.                                     33,300                924
-       Kulicke & Soffa Industries, Inc.                14,700                375
        Lindsay Manufacturing Co.                      149,000              6,463
        Herman Miller, Inc.                             10,000                489
-       Oak Industries, Inc.                           250,000              7,172
        Oakwood Homes Corp.                             34,000                895
-       Orbital Sciences Corp.                          36,100                866
-       Osmonics, Inc.                                  30,700                485
-       PRI Automation, Inc.                            68,100              2,588
-       Palm Harbor Homes, Inc.                        535,187             13,982
        Pittway Corp. Class A                           11,200                698
        Pulte Corp.                                     22,300                833
-       Republic Industries, Inc.                      166,100              4,900
-       Rohr, Inc.                                      30,600                928
        Scotsman Industries, Inc.                       34,100                902
-       Southern Energy Homes, Inc.                    692,750              6,235
-       Transcrypt International, Inc.                 204,300              4,367
-       Trident International, Inc.                    296,500              4,373
                                                                       -----------
                                                                          168,677
                                                                       -----------
TECHNOLOGY (17.7%)
-       ACE*COMM Corp.                                 230,000              4,054
-       Acxiom Corp.                                    22,540                366
        Adobe Systems, Inc.                             59,200              2,819
-       Adtran, Inc.                                    21,400                760
-       Advanced Fibre Communications                   26,600                771
-       Alliant Techsystems, Inc.                       12,700                756
        American Precision Industries Inc.              32,800                775
-       ANADIGICS, Inc.                                147,200              5,428
-       Anixter International Inc.                      54,400              1,027
-       Arbor Software Corp.                           400,500             14,568
-       Aspect Development, Inc.                        17,300                800
-       Aspen Technologies, Inc.                        33,500              1,248
-       Avid Technology, Inc.                          275,000              7,838
-       Black Box Corp.                                 26,500              1,073
-       Boole & Babbage Inc.                           729,150             20,963
-       Burr-Brown Corp.                                12,800                382
-       CDW Computer Centers, Inc.                      11,700                720
-       CSG Systems International, Inc.                 11,600                454
-       Cadence Design Systems, Inc.                    82,600              4,398
-(1)    Cayenne Software Inc.                        1,510,000              4,530
-       Cerprobe Corp.                                 180,000              3,150
-       Ciber, Inc.                                     29,100              1,288
-       Cirrus Logic                                    33,000                497
-       Citrix Systems, Inc.                            19,800              1,453
-       Cognos Inc.                                    249,600              5,647
-       Coherent Communications
          Systems Corp.                                 34,400              1,023
-       CompUSA, Inc.                                  277,600              9,091
-       Comverse Technology, Inc.                       26,200              1,074
-       Cyberoptics Corp.                               28,900                780
-       Cypress Semiconductor Corp.                    178,000              2,003
-       DII Group, Inc.                                 29,500                719
-       DataWorks Corp.                                 24,700                489
-       Davox Corp.                                    412,800             14,654
-       Discreet Logic, Inc.                           239,700              4,674
-       Documentum, Inc.                               274,500              8,166
-       ESS Technology, Inc.                            51,260                622
-       ENCAD, Inc.                                     34,200              1,103
-       Esterline Technologies Corp.                    16,900                615
-       Glenayre Technologies, Inc.                     40,000                515
-       Hadco Corp.                                     17,500                962
-       Harbinger Corp.                                 34,900              1,016
-       Harmonic Lightwaves, Inc.                      228,000              2,821
-       Hutchinson Technology, Inc.                    130,100              3,415
-       Hyperion Software Corp.                         14,400                545
-(1)    IKOS Systems, Inc.                             509,000              4,517
-       Ingram Micro, Inc. Class A                     400,000             11,925
-       JDA Software Group, Inc.                         6,700                209
-       Kronos, Inc.                                   186,500              5,269
-       Learning Co., Inc.                             267,600              5,051
-       Legato Systems, Inc.                            11,400                485
-       Lernout & Hauspie Speech
          Products NV                                   93,000              4,511
-       Lightbridge, Inc.                              338,500              4,866
-       Mechanical Dynamics, Inc.                      261,500              2,190
-       Melita International Corp.                     487,700              5,121
-       Mercury Interactive Corp.                      350,000              7,875
-       MetaCreations Corp.                             30,900                448
-       Metro Information Services, Inc.                30,500                755
-       Micrel, Inc.                                    22,000                787
-       National Instruments Corp.                      24,900              1,108
-       Natural Microsystems Corp.                     433,300             20,690
-       Netscape Communications Corp.                  625,000             20,508
-       Network Equipment
          Technologies, Inc.                            52,100                886
        Newport News Shipbuilding Inc.                   6,700                144
-       OAO Technology Rights
          Exp. 11/25/97                                  2,920                 12
-       Oak Technology, Inc.                           942,000              9,067
-       P-Com, Inc.                                    305,400              6,070
-       PMC Sierra Inc.                                185,900              4,880
-       Pairgain Technologies, Inc.                    202,800              5,704
-       Peerless Systems Corp.                          99,800              1,285
-       Pinnacle Systems, Inc.                         305,500              7,943
-       Planar Systems, Inc.                            32,100                357
-       RadiSys Corp.                                   21,200                986
-       Rational Software Corp.                        739,300              6,700
-       Read Rite Corp.                                 42,600                847
-       Remedy Corp.                                   238,000             11,008
-       SEEC, Inc.                                      13,000                299
-       SPSS, Inc.                                       4,200                 96
-       STB Systems, Inc.                              220,750              6,457
-       S3, Inc.                                       451,100              3,975
-       Safeguard Scientifics, Inc.                     14,600                453
-       Sanmina Corp.                                   12,800                950
-       Sapient Corp.                                   10,500                546
-       Scopus Technology, Inc.                         25,200                370
-       Security Dynamics
          Technologies, Inc.                           249,000              8,357
-       Siebel Systems, Inc.                               188                  8
-       SMART Modular
          Technologies, Inc.                            13,500                670
-       Speedfam International, Inc.                    15,000                555
-       Splash Technology Holdings, Inc.               170,000              7,013
-       Sterling Software, Inc.                        409,200             13,964

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
EXPLORER FUND                                           SHARES              (000)
----------------------------------------------------------------------------------
-       Stratus Computer, Inc.                          20,000         $      708
-       Structural Dynamics
          Research Corp.                             1,140,000             21,660
-       Sykes Enterprises, Inc.                         24,600                603
-       Symantec Corp.                                  19,300                420
        Symbol Technologies, Inc.                       20,100                799
-       Synopsys, Inc.                                 529,800             20,530
-       Tech-Sym Corp.                                  19,900                632
-       Technology Solutions Co.                        11,500                359
-       Total Control Products, Inc.                   185,000              2,336
-       Tracor, Inc.                                    17,300                456
-       Transaction Systems
          Architects, Inc.                              10,000                388
-       TranSwitch Corp.                                 2,700                 30
-       TriQuint Semiconductor, Inc.                   171,600              4,204
-       VLSI Technology, Inc.                          284,600              8,431
-       VWR Scientific Products Corp.                  351,900              7,742
-       Veritas Software Corp.                          23,850                990
-       Viewlogic Systems, Inc.                        524,000             12,707
-       VideoServer, Inc.                              677,500              8,511
-       Visio Corp.                                    403,000             14,810
-       Xionics Document
          Technologies, Inc.                           526,000              8,022
                                                                       -----------
                                                                          450,307
                                                                       -----------
UTILITIES (2.5%)
-       ACC Corp.                                       26,346              1,044
-       Davel Communications Group, Inc.                 3,700                 93
-       EchoStar Communications Corp.
          Class A                                      350,000              6,650
-       Gilat Satellite Networks Ltd.                  331,400             10,646
-       IXC Communications, Inc.                        16,800                542
        KN Energy, Inc.                                  4,100                178
-       McLeodUSA, Inc. Class A                        220,300              8,151
-       NTL Inc.                                       248,500              6,523
        Northeast Utilities                             28,800                331
-(1)    Peoples Telephone Co., Inc.                  1,540,300              5,584
-       Tucson Electric Power Co.                      952,200             15,771
-       USLD Communications Corp.                       42,700                843
-       Western Wireless Corp. Class A                 438,400              7,782
                                                                       -----------
                                                                           64,138
                                                                       -----------
OTHER (0.6%)
-       Coltec Inc.                                     13,300                266
-       PEC Israel Economic Corp.                       43,800                876
        Teleflex Inc.                                  402,000             14,974
        Westinghouse Electric Corp.                     20,482                542
                                                                       -----------
                                                                           16,658
                                                                       -----------
FOREIGN (0.2%)
-       Peak International Ltd.                        210,900              4,745
-       Teledata Communications Ltd.                     7,100                218
                                                                       -----------
                                                                            4,963
                                                                       -----------
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,758,173)                                                     2,271,825
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
----------------------------------------------------------------------------------
        AMC Entertainment
          $1.75 Cvt. Pfd.                              300,000             10,350
-(3)    SGW Holding Corp.
          0.00% Cvt. Pfd.                              483,840              5,000
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $14,438)                                                           15,350
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                          FACE             MARKET
                                                        AMOUNT             VALUE*
                                                         (000)              (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.5%)
----------------------------------------------------------------------------------
U.S. TREASURY BILLS
(2)     4.90%, 1/8/98                               $    3,500         $    3,467
(2)     5.02%, 1/22/98                                     700                692
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
        Obligations in a Pooled
        Cash Account
        5.66%, 11/3/97                                 283,996            283,996
        5.67%, 11/3/97--Note F                          31,531             31,531
----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $319,687)                                                         319,686
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (COST $2,092,298)                                                     2,606,861
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
----------------------------------------------------------------------------------
Other Assets--Note C                                                       51,111
Liabilities--Note F                                                      (108,072)
                                                                       -----------
                                                                          (56,961)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 40,922,561 outstanding
        $.001 par value shares
        (authorized 100,000,000 shares)                                $2,549,900
==================================================================================

NET ASSET VALUE PER SHARE                                                  $62.31
==================================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $72,445,000.
(2) Securities with an aggregate value of $4,159,000 have been segregated as initial margin for open futures contracts.
(3) Restricted security represents 0.2% of net assets.
ADR--American Depository Receipt.
REIT--Real Estate Investment Trust.

----------------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                        AMOUNT                PER
                                                         (000)              SHARE
----------------------------------------------------------------------------------
Paid in Capital                                     $1,787,999             $43.69
Undistributed Net
  Investment Income                                      7,648                .19
Accumulated Net
  Realized Gains                                       243,183               5.94
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                                514,563              12.58
  Futures Contracts                                     (3,493)              (.09)
----------------------------------------------------------------------------------
NET ASSETS                                          $2,549,900             $62.31
==================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------
                                                               EXPLORER FUND
                                                 YEAR ENDED OCTOBER 31, 1997
                                                                       (000)
-----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                     $   8,374
    Interest                                                          15,984
                                                                   ----------
             Total Income                                             24,358
                                                                   ----------
EXPENSES
    Investment Advisory Fees--Note B
             Basic Fee                                                 4,687
             Performance Adjustment                                     (332)
    The Vanguard Group--Note C
             Management and Administrative                             8,743
             Marketing and Distribution                                  520
    Taxes (other than income taxes)                                      169
    Custodian Fees                                                        30
    Auditing Fees                                                         10
    Shareholders' Reports                                                207
    Annual Meeting and Proxy Costs                                        16
    Directors' Fees and Expenses                                           7
                                                                   ----------
             Total Expenses                                           14,057
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 10,301
-----------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                      228,431
    Futures Contracts                                                 15,630
-----------------------------------------------------------------------------
REALIZED NET GAIN                                                    244,061
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                            147,040
    Futures Contracts                                                 (3,493)
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     143,547
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 397,909
=============================================================================

*Dividend income and realized net gain from affiliated companies were $435,000 and $7,135,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------
                                                                                         EXPLORER FUND
                                                                                     YEAR ENDED OCTOBER 31,
                                                                                ----------------------------------
                                                                                       1997                  1996
                                                                                      (000)                 (000)
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
         Net Investment Income                                                  $    10,301           $     9,837
         Realized Net Gain                                                          244,061               111,853
         Change in Unrealized Appreciation (Depreciation)                           143,547               157,545
                                                                                ----------------------------------
                  Net Increase in Net Assets Resulting from Operations              397,909               279,235
                                                                                ----------------------------------
DISTRIBUTIONS
         Net Investment Income                                                      (10,671)               (7,088)
         Realized Capital Gain                                                     (111,842)             (118,130)
                                                                                ----------------------------------
                  Total Distributions                                              (122,513)             (125,218)
                                                                                ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
         Issued                                                                     746,689               916,013
         Issued in Lieu of Cash Distributions                                       120,564               122,486
         Redeemed                                                                  (778,827)             (482,398)
                                                                                ----------------------------------
                  Net Increase from Capital Share Transactions                       88,426               556,101
------------------------------------------------------------------------------------------------------------------
         Total Increase                                                             363,822               710,118
------------------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Year                                                        2,186,078             1,475,960
                                                                                ----------------------------------
         End of Year                                                            $ 2,549,900           $ 2,186,078
==================================================================================================================
(1)Shares Issued (Redeemed)
         Issued                                                                      13,183                17,091
         Issued in Lieu of Cash Distributions                                         2,263                 2,493
         Redeemed                                                                   (13,954)               (9,063)
                                                                                ----------------------------------
                  Net Increase in Shares Outstanding                                  1,492                10,521
==================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------
                                                                                          EXPLORER FUND
                                                                                     YEAR ENDED OCTOBER 31,
                                                                 -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1997          1996          1995          1994        1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $55.44        $51.05        $45.99        $49.37      $41.23
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .26           .26           .24           .16         .14
    Net Realized and Unrealized Gain (Loss) on Investments         9.71          8.37          7.25          1.77        8.91
                                                                 -------------------------------------------------------------
        Total from Investment Operations                           9.97          8.63          7.49          1.93        9.05
                                                                 -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.27)         (.24)         (.17)         (.14)       (.13)
    Distributions from Realized Capital Gains                     (2.83)        (4.00)        (2.26)        (5.17)       (.78)
                                                                 -------------------------------------------------------------
        Total Distributions                                       (3.10)        (4.24)        (2.43)        (5.31)       (.91)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $62.31        $55.44        $51.05        $45.99      $49.37
==============================================================================================================================

TOTAL RETURN                                                     18.93%        17.97%        17.46%         4.49%      22.28%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                           $2,550        $2,186        $1,476        $1,112        $802
    Ratio of Total Expenses to Average Net Assets                 0.62%         0.63%         0.68%         0.70%       0.73%
    Ratio of Net Investment Income to Average Net Assets          0.45%         0.51%         0.52%         0.39%       0.32%
    Portfolio Turnover Rate                                         84%           51%           66%           82%         51%
    Average Commission Rate Paid                                 $.0434        $.0424           N/A           N/A         N/A
------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The Fund uses S&P Midcap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, and effective August 1, 1997, Chartwell Investment Partners provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington, for the period ended July 31, 1997, were subject to quarterly adjustments based on performance relative to the Russell 2000 Index and, beginning August 1, 1997, an index of the stocks held by the largest small-capitalization stock mutual funds. For the year ended October 31, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of average net assets before a decrease of $332,000 (0.01%) based on performance.

     Effective August 1, 1997, the Vanguard Group provides investment advisory services to a portion of the funds on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At October 31, 1997, the Fund had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1997, the Fund purchased $1,675,752,000 of investment securities and sold $1,710,739,000 of investment securities, other than temporary cash investments.

E. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $514,563,000, consisting of unrealized gains of $598,060,000 on securities that had risen in value since their purchase and $83,497,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 1997, the aggregate settlement value of open futures contracts expiring in December 1997, and the related unrealized depreciation were:

----------------------------------------------------------------------------
                                                (000)
                         ---------------------------------------------------
                                              AGGREGATE
                             NUMBER OF        SETTLEMENT       UNREALIZED
FUTURES CONTRACTS          LONG CONTRACTS       VALUE         DEPRECIATION
----------------------------------------------------------------------------
S&P Midcap 400 Index              231          $37,000          $(1,225)
Russell 2000 Index                442           96,411           (2,268)
----------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at October 31, 1997, was $30,180,000, for which the Fund held cash collateral of $31,531,000. Cash collateral received is invested in repurchase agreements.

[PHOTO]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997

[PHOTO]

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR EXPLORER FUND

This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates $235,206,000 as capital gains dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $235,206,000 capital gains dividends, the Fund designates $179,282,000 as a 20% rate gain distribution.

     For corporate shareholders, 51.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard
Group, Inc., and of each of the investment companies in The Vanguard
Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


    "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R),"
          and "500" are trademarks of The McGraw-Hill Companies, Inc.
    Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

THE VANGUARD
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Q240-10/97 - (C) 1997 Vanguard Marketing Corporation, Distributor>>


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